   PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS -- EQUITY PORTFOLIOS

SUPPLEMENT DATED MARCH 1, 2005 TO PROSPECTUS DATED APRIL 1, 2004

Effective April 1, 2005, the additional transaction fee on purchases of shares of the International Equity Index Portfolio and the Small Company Index Portfolio will be eliminated. Effective June 1, 2005, the redemption fee on the redemption of shares (including by exchange) of the International Equity Index Fund will be increased from 1.00% to 2.00% on shares acquired on or after May 2, 2005 and held for 30 days or less.

The following information supplements the information on page 28 of the Prospectus regarding the fees of the International Equity Index Portfolio and Small Company Index Portfolio:
Portfolio Fees and Expenses. Effective April 1, 2005, this table describes the fees that you may pay if you buy and hold Class A, C or D Shares of the Portfolios. Each class of shares represents pro rata interests in a Portfolio except that different shareholder servicing and transfer agency fees are payable due to the varying levels of administrative support and transfer agency services provided to each class. The fees in the table have been restated to reflect the fees that will apply effective April 1, 2005. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company ("TNTC"), its affiliates, correspondent banks and other institutions on their customers. (For more information, please see "Account Policies and Other Information" on page 42 of the Prospectus.)

                           -----------------------------------------------------------------------------------
                           SHAREHOLDER FEES
                           (fees paid directly from your investment)
                           -----------------------------------------------------------------------------------
                                                                             Maximum Sales
                              Maximum         Additional                     Charge (Load)
                            Sales Charge  Transactional Fees     Maximum      Imposed on
                           (Load) Imposed (as a percentage of Deferred Sales  Reinvested   Redemption Exchange
Portfolio                   On Purchases   amount invested)   Charge (Load)  Distributions   Fees**     Fees
--------------------------------------------------------------------------------------------------------------
International Equity Index
  Class A                       None             None              None          None        2.00%      None
  Class C*                      None             None              None          None        2.00%      None
  Class D                       None             None              None          None        2.00%      None
--------------------------------------------------------------------------------------------------------------
Small Company Index
  Class A                       None             None              None          None         None      None
  Class C*                      None             None              None          None         None      None
  Class D                       None             None              None          None         None      None
--------------------------------------------------------------------------------------------------------------
                           -----------------------------------------------------------------------------------

  * As of the date of this Supplement, no shares of this class are issued and outstanding.
  ** The International Equity Index Portfolio has a redemption fee on shares sold or exchanged (as a percentage of the amount redeemed or exchanged) within 30 days of purchase. Until June 1, 2005, the redemption fee will be 1.00%.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

The following supplements the information in the fifth paragraph on page 43 under "Account Policies and Other Information":

Effective June 1, 2005, the International Equity Index Portfolio will charge a
2% redemption fee on the redemption of shares (including by exchange) acquired on or after May 2, 2005 and held for 30 days or less.

For purposes of applying the fee, the Portfolios will use a first-in, first-out
("FIFO") method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Portfolio from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of a Portfolio. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.



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
     [LOGO] NORTHERN        50 South LaSalle Street        NIF SPTEIDX 305
     INSTITUTIONAL FUNDS/R/ P.O. Box 75986
     Managed by             Chicago, Illinois 60675-5986
     Northern Trust         800/637-1380
                            northerninstitutionalfunds.com